Capital Group Conservative Equity ETF
Investment portfolio
August 31, 2024
unaudited

Common stocks 95.63% Information technology 19.13%	Shares	Value (000)
Microsoft Corp.	8,809	$3,675
Apple, Inc.	11,547	2,644
Broadcom, Inc.	7,188	1,170
Accenture PLC, Class A	3,296	1,127
Texas Instruments, Inc.	4,989	1,069
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,536	435
KLA Corp.	492	403
Salesforce, Inc.	1,590	402
Analog Devices, Inc.	1,663	391
Oracle Corp.	2,461	348
Amphenol Corp., Class A	3,833	259
		11,923
Industrials 16.37%
RTX Corp.	19,788	2,441
General Electric Co.	9,880	1,725
Union Pacific Corp.	5,554	1,422
Carrier Global Corp.	10,885	792
Paychex, Inc.	4,620	606
Honeywell International, Inc.	2,331	485
Automatic Data Processing, Inc.	1,536	424
BAE Systems PLC (ADR)	5,207	373
Northrop Grumman Corp.	699	366
General Dynamics Corp.	1,167	349
FedEx Corp.	1,125	336
Illinois Tool Works, Inc.	943	239
Equifax, Inc.	742	228
TFI International, Inc.	1,418	210
Stanley Black & Decker, Inc.	1,987	203
		10,199
Health care 15.39%
AbbVie, Inc.	11,848	2,326
UnitedHealth Group, Inc.	2,665	1,573
Abbott Laboratories	9,984	1,131
Gilead Sciences, Inc.	9,992	789
Eli Lilly and Co.	807	775
AstraZeneca PLC (ADR)	7,201	631
Amgen, Inc.	1,617	540
CVS Health Corp.	8,056	461
Medtronic PLC	3,940	349
Thermo Fisher Scientific, Inc.	556	342
Danaher Corp.	1,048	282
GE HealthCare Technologies, Inc.[1]	2,359	200
Bristol-Myers Squibb Co.	3,857	193
		9,592
Capital Group Conservative Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Financials 15.02%	Shares	Value (000)
JPMorgan Chase & Co.	6,843	$1,538
Fidelity National Information Services, Inc.	9,287	766
PNC Financial Services Group, Inc.	4,044	748
Marsh & McLennan Companies, Inc.	2,992	681
Chubb, Ltd.	2,245	638
S&P Global, Inc.	1,195	613
Visa, Inc., Class A	2,094	579
Wells Fargo & Co.	9,886	578
Great-West Lifeco, Inc.	14,991	493
Capital One Financial Corp.	3,252	478
Truist Financial Corp.	9,614	427
Morgan Stanley	3,696	383
Progressive Corp.	1,380	348
BlackRock, Inc.	350	316
Mastercard, Inc., Class A	615	297
Blackstone, Inc.	1,776	253
Principal Financial Group, Inc.	2,779	226
		9,362
Consumer staples 7.94%
Mondelez International, Inc., Class A	12,565	902
General Mills, Inc.	9,977	721
Philip Morris International, Inc.	5,651	697
Constellation Brands, Inc., Class A	2,625	632
Hershey Co.	2,342	452
British American Tobacco PLC (ADR)	10,802	406
PepsiCo, Inc.	2,001	346
Procter & Gamble Co.	1,741	299
Dollar General Corp.	3,287	273
Nestlé SA	2,083	223
		4,951
Utilities 5.60%
Sempra	9,874	812
DTE Energy Co.	5,993	749
Constellation Energy Corp.	2,955	581
Southern Co. (The)	4,491	388
NextEra Energy, Inc.	4,037	325
Pinnacle West Capital Corp.	3,465	303
Edison International	3,016	263
CenterPoint Energy, Inc.	2,430	66
		3,487
Energy 4.86%
TC Energy Corp.	12,638	585
TC Energy Corp.	11,049	512
Exxon Mobil Corp.	9,223	1,088
ConocoPhillips	4,609	525
EOG Resources, Inc.	2,478	319
		3,029
Consumer discretionary 3.88%
Home Depot, Inc.	2,873	1,059
McDonald’s Corp.	1,353	390
D.R. Horton, Inc.	1,879	355
Capital Group Conservative Equity ETF — Page 2 of 5

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Hasbro, Inc.	5,023	$342
Starbucks Corp.	2,906	275
		2,421
Materials 3.00%
Linde PLC	2,456	1,175
International Paper Co.	7,611	368
Air Products and Chemicals, Inc.	1,162	324
		1,867
Real estate 2.35%
Welltower, Inc. REIT	3,950	477
Public Storage REIT	1,329	457
Extra Space Storage, Inc. REIT	1,731	306
Digital Realty Trust, Inc. REIT	1,493	226
		1,466
Communication services 2.09%
Meta Platforms, Inc., Class A	1,824	951
Comcast Corp., Class A	8,833	349
		1,300
Total common stocks (cost: $55,911,000)		59,597
Short-term securities 4.10% Money market investments 4.10%
Capital Group Central Cash Fund 5.30%[2,3]	25,557	2,556
Total short-term securities (cost: $2,556,000)		2,556
Total investment securities 99.73% (cost: $58,467,000)		62,153
Other assets less liabilities 0.27%		168
Net assets 100.00%		$62,321
Investments in affiliates3

	Value at 6/25/2024[4] (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2024 (000)	Dividend or interest income (000)
Short-term securities 4.10%
Money market investments 4.10%
Capital Group Central Cash Fund 5.30%[2]	$—	$3,580	$1,024	$— [5]	$— [5]	$2,556	$19

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 8/31/2024.
[3]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
[4]	Commencement of operations.
[5]	Amount less than one thousand.
Capital Group Conservative Equity ETF — Page 3 of 5

unaudited
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Capital Group Conservative Equity ETF — Page 4 of 5

unaudited
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2024, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2024 Capital Group. All rights reserved.
ETGEFP1-315-1024
Capital Group Conservative Equity ETF — Page 5 of 5